Exhibit 32.1



      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-KSB of GLOBAL-TECH CAPITAL CORP. (the "Company") for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Mallo, Chief Executive Officer and Chief Financial Officer Committee Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

     (2) The Information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.



                                   By:  /s/ David Mallo
                                       ------------------
                                       David Mallo
                                       Chief Executive Officer
                                       and Chief Financial
                                       Officer Committee Chairman